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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                       ______________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                       ______________________________

     Date of report (Date of earliest event reported): December 29, 2005


                    WESTBOROUGH FINANCIAL SERVICES, INC.
           (Exact name of registrant as specified in its charter)


        Massachusetts              000-27997             04-3504121
(State or other jurisdiction      (Commission          (IRS Employer
      of incorporation)           File Number)      Identification No.)

                  100 E. Main Street, Westborough, MA 01581
             (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code: (508) 366-4111

                               Not Applicable
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01   Entry into a Material Definitive Agreement.

      On December 29, 2005, The Westborough Bank, the wholly-owned subsidiary of Westborough Financial Services, Inc., entered into amended and restated Supplemental Executive Retirement Agreements with Joseph F. MacDonough, President and Chief Executive Officer, John L. Casagrande, Senior Vice President and Treasurer, and one other executive officer in order to comply with section 409A of the Internal Revenue Code of 1986 and regulations or other guidance of the Internal Revenue Service published thereunder (collectively, "Section 409A") and in order to revise the benefit formulations as well as payment elections thereunder. Section 409A requires certain IRS restrictions on payment timing to participants under these plans and the circumstances under which elections to receive distributions of deferred compensation may be made.

      Under the agreements, Messrs. MacDonough, Casagrande and the other executive officer are entitled to an annual retirement benefit equal to 37%, 35% and 20%, respectively, of the executive's final average compensation for life with fifteen years certain (payable either in the annuity form or a lump sum as elected by each executive). Under the agreements, each executive's final average compensation is the average annual compensation for the final three calendar years of the executive's service to The Westborough Bank. These agreements provide for full payments at age 65 with a discount applied for retirement prior to age 65. These agreements provide for payments upon the death or disability of the executive that are equal in amount to the payments that would have been payable to the executive upon retirement at age 65. The agreements also provide benefits to be paid upon the termination of employment following a change of control of The Westborough Bank and Westborough Financial Services, Inc. as if the executive had attained age 65 with a five percent imputed increase in compensation each year until age 65 would have been attained.

      A form of these plans as amended and restated to conform to the requirements of Section 409A is attached hereto as Exhibit 10.7.

Item 9.01   Financial Statements and Exhibits.

(d)   The following exhibit is furnished with this report:

      Exhibit No.    Description
      -----------    -----------

      10.7           Form of Supplemental Executive Retirement Agreement


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WESTBOROUGH FINANCIAL SERVICES, INC.




                                       By:     /s/ John L. Casagrande
                                               ----------------------
                                       Name:   John L. Casagrande
                                       Title:  Senior Vice President
                                               and Treasurer

Date: January 4, 2006


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